UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2014 (September 5, 2014)

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

735 N. Water Street, Suite 1000 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 978-6494

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2014, Physician’s Realty Trust (the “Company”), through a subsidiary of Physicians Realty L.P. (the “Operating Partnership”), entered into an agreement with Cassady Gateway Partners, LLC (the “Zangmeister Agreement”) to acquire the Zangmeister Cancer Center located in Columbus, Ohio in exchange for a payment of approximately $36.6 million in cash. The Zangmeister Agreement is subject to customary conditions to closing, including accuracy of representations and performance of covenants. The Zangmeister Cancer Center comprises approximately 109,667 square feet and is 100% occupied on long-term triple net leases. In connection with the Zangmeister Agreement, the Company, through a subsidiary of the Operating Partnership, entered into an agreement to purchase the 31,528 square foot Berger Medical Center in Orient, Ohio from a related seller for approximately $6.8 million in cash. The agreement to acquire the Berger Medical Center is contemplated to close simultaneously with the acquisition of the Zangmeister Agreement and also is subject to customary conditions to closing, including accuracy of representations and performance of covenants.

A copy of the Company’s press release announcing this transaction and other transactions is filed as Exhibit 99.1 to this report.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to that certain First Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated July 24, 2013, among the Company and the limited partners set forth therein (the “partnership agreement”), limited partners, other than the Company, have redemption rights, to cause the Operating Partnership to redeem their OP Units in exchange for cash or, at the Company’s option, for common shares on a one-for-one basis, generally commencing one year from the date of issuance of such OP units. Pursuant to the terms of the partnership agreement, certain limited partners, including the four healthcare real estate funds that the Company has classified for accounting purposes as its “predecessor” and refers to as the “Ziegler Funds”, exercised their respective redemption rights and in connection therewith, the Company intends to purchase on or about October 1, 2014 an aggregate of 545,750 OP Units in exchange for an aggregate of approximately $8.0 million in cash (assuming the cash payments were made on September 8, 2014) and the Company intends to issue 2,005,101 of the Company’s common shares to redeem 2,005,101 OP Units. The actual per OP Unit purchase price for the 545,750 OP Units the Company has agreed to purchase for cash will be equal to the average of the last reported sales price on the NYSE of the Company’s common shares for the ten consecutive trading days immediately preceding October 1, 2014. Such common shares issued will be issued (a) in private placements in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder and (b) to “accredited investors” within the meaning of Rule 501 of Regulation D under the Securities Act. The resale of the common shares by the then selling shareholders and former limited partners has been registered by the Company under the Securities Act pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-197842), filed with the Commission on August 4, 2014, which was declared effective by the Commission on August 19, 2014.

In addition, on September 5, 2014, the Company, through a subsidiary of the Operating Partnership, completed the acquisition of the Eye Center of Southern Indiana, a medical office building located in Bloomington, Indiana, for a combination of cash and OP Units. As part of the transaction, approximately 272,191 OP Units were issued, which comprised approximately $4.0 million (based on the on the closing price of the Company’s common shares on the NYSE for the three trading days prior to closing) of the $12.2 million purchase price for the property. The redemption rights for the OP Units issued begin on September 5, 2015. The OP Units were issued (a) in private placements in reliance on Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder and (b) to “accredited investors” within the meaning of Rule 501 of Regulation D under the Securities Act.

Item 8.01. Other Events.

On September 8, 2014, the Company issued a press release announcing that the Company has engaged KeyBank National Association as Administrative Agent, together with KeyBanc Capital Markets Inc., Regions Capital Markets, and Bank of Montreal Capital Markets, as Joint Lead Arrangers and Joint Bookrunners, to lead a proposed new $300 million senior unsecured revolving credit facility. The Company has received a commitment from KeyBanc Capital Markets on behalf of the lending syndicate with respect to the proposed new unsecured facility. If completed, the proposed new unsecured credit facility would replace the Company’s existing $200 million senior secured revolving credit facility. The commitment is subject to conditions to closing, including the entry into and consummation by the parties of mutually satisfactory documentation. There can be no assurance that the Company will enter into definitive documentation with respect to an unsecured credit facility or will complete any such facility.

A copy of the Company’s press release announcing the matters described in Item 8.01 of this Current Report is filed as Exhibit 99.2 to this report.

Forward Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties are described in greater detail in the Company’s filings with the Securities and Exchange Commission (the “Commission”), including, without limitation, the Company’s annual and periodic reports and other documents filed with the Commission. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits

99.1                        Press Release, dated September 8, 2014, issued by Physicians Realty Trust Related to Acquisition Transactions

99.2                        Press Release, dated September 8, 2014, issued by Physicians Realty Trust Related to Credit Commitment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2014	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 8, 2014, issued by Physicians Realty Trust Related to Acquisition Transactions

99.2	Press Release, dated September 8, 2014, issued by Physicians Realty Trust Related to Credit Commitment